EXHIBIT 10.28


                               SECURITY AGREEMENT

From: Connectria Corporation, a Missouri corporation ("Debtor"), whose chief executive office is located at 10845 Olive Boulevard, Suite 300, Creve Coeur, Missouri, 63141.

To:      MDSI Mobile Data Solutions Inc., a Canadian corporation (the "Secured
         Party").


(A)  Grant of Security Interest.

     In consideration of financial accommodations given or continued, Debtor grants to the Secured Party a security interest in the properties, tangible or intangible, described in the Property Schedule attached hereto as Exhibit A (the "Collateral") to secure payment and performance of all Debtor's obligations to the Secured Party, whether currently existing or arising after the date hereof, including, without limitation, the Debtor's obligations pursuant to the $250,000 Promissory Note dated June __, 2002, made by Debtor in favor of the Secured Party (collectively, the "Indebtedness"). Unless otherwise defined herein, words used in this agreement shall have the meanings given them in the Uniform Commercial Code. An "Obligor" shall mean any person other than or in addition to Debtor who now or hereafter is indebted or obligated on sums or other obligations secured hereby, including, without limitation, any guarantor.

(B) Debtor's Representations and Agreements. Debtor warrants, represents and agrees:

     1. Debtor will immediately pay: (a) any Indebtedness when due, with interest at the rate or rates provided for by any instrument or document ("Loan Document") evidencing the Indebtedness or from which the Indebtedness arises and
(b) the Secured Party's reasonable costs of collecting the Indebtedness and realizing on Collateral, including attorneys fees and expenses (whether or not proceedings are instituted, and including costs relating to bankruptcy or insolvency proceedings), with interest from date of demand at the maximum rate provided for by any Loan Document to which the Secured Party is a party.

     2. Debtor owns all Collateral absolutely and no other person has or claims any interest in any Collateral, except for such interests of other persons that exist as of the date of this agreement or that arise in the ordinary course of business. Debtor will defend any proceeding that may affect the Secured Party's security interest in any Collateral, and will indemnify the Secured Party for all costs and expenses of the Secured Party's defense. Notwithstanding the foregoing, in connection with any financing arrangement entered into (and any indebtedness incurred by Debtor thereunder, including future advances made) after the date hereof with a financial institution, Debtor may grant to such financial institution a security interest or other lien on any or all of Debtor's assets to secure such financing arrangement.

     3. Debtor will give the Secured Party 30 days' prior written notice of any change in Debtor's name, the location of any tangible Collateral or the Debtor's jurisdiction of organization.

     4. Debtor will pay when due all existing or future charges, liens or encumbrances on and all taxes and assessments now or hereafter levied or imposed on or affecting the Collateral.

     5. Debtor agrees that from time to time, at the expense of Debtor, Debtor shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable in order to perfect and protect any security interest granted hereby or to enable the Secured Party to exercise and enforce their rights and remedies hereunder with respect to any Collateral. Debtor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Debtor where permitted by law. A carbon, photographic or other reproduction of this agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Debtor will provide the Secured Party such information regarding the nature, extent, condition and location of the Collateral as the Secured Party may request from time to time.

     6. The Secured Party is irrevocably appointed Debtor's attorney-in-fact to do any act which Debtor is obligated hereby to do and fails to do within ten
(10) days after demand therefor, and to execute and file in Debtor's name any financing statements and amendments or other filings, notices and documents thereto required to protect



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

or perfect the Secured Party's security interest hereunder, all to protect and preserve the Collateral and the Secured Party's rights hereunder. While an Event of Default has occurred and is continuing, the Secured Party may: (a) endorse, collect and receive delivery or payment of instruments and documents constituting Collateral; (b) make extension agreements with respect to or affecting Collateral, exchange it for other Collateral, release persons liable thereon or take security for the payment thereof, and compromise disputes in connection therewith; (c) use or operate Collateral for the purpose of preserving Collateral or its value and for preserving or liquidating Collateral;
(d) demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof; and (e) settle, compromise, compound, prosecute or defend an action or proceeding with respect thereto.

     7. The Debtor waives (a) any right to require the Secured Party to proceed against any Obligor before the Debtor, or to pursue any other remedy; (b) presentment, protest and notice of protest; (c) any right to direct the application proceeds of the Secured Party's realization on any Collateral to particular Indebtedness; and (d) any right of subrogation to the Secured Party until Indebtedness shall have been paid or performed in full.

(C)  Defaults and Remedies; Non-waiver.

     1. Each of the following shall constitute an "Event of Default:" (a) Debtor's failure to pay any sum secured hereby when the same is due; (b) failure to perform or comply with any agreement, condition or provision in this agreement or any Loan Document within 30 days after written notice from the Secured Party indicating that a failure to perform will constitute an "Event of Default" hereunder; (c) any warranty contained in this agreement shall prove to have been materially inaccurate when made; or (d) the filing of any petition under bankruptcy or similar debtors' relief laws by the Debtor or any Obligor, the passage of 60 days after the filing of any such petition by another against the Debtor or any Obligor without the relevant proceeding being discharged or stayed, or any assignment for the benefit of creditors or appointment of a receiver involving substantially all of the Debtor's assets.

     2. During the continuance of an Event of Default, the Secured Party may, by notice to the Debtor, declare that they are realizing upon the Collateral hereunder. Upon such notice, so long as an Event of Default is continuing: (a) the Secured Party may declare all or any part of the Indebtedness owed to the Secured Party to be immediately due and (b) the Secured Party shall have all rights provided by this agreement or provided by law, including the Uniform Commercial Code, and may sell Collateral in one or more sales, and such rights shall be exercised as determined by the Secured Party. (The preceding sentence shall not limit the rights and remedies of the Secured Party pursuant to the Loan Documents with respect to its Indebtedness.) Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held shall be applied by the Secured Party in the following order of priorities: (i) first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Secured Party, and all expenses, liabilities and advances incurred or made by the Secured Party in connection therewith; (ii) second, to the payment of all indebtedness of any other secured parties with respect to security interests (A) granted prior to the effective date of this Security Agreement for indebtedness incurred prior to the effective date of this Security Agreement, or (B) granted pursuant to Section (B)2 of this Security Agreement, until all such indebtedness of such parties have been paid in full; (iii) third, to the payment of all Indebtedness to the Secured Party or its respective successors and assigns, until all Indebtedness of the Secured Party shall have been paid in full; (v) fourth, to the payment of amounts required by law; and (iv) finally, to payment to the Debtor or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds. At the Secured Party's option, any such sale may be conducted in any locality where the Secured Party has an office. The Secured Party may purchase at such sale. The Secured Party may require Debtor to assemble the Collateral and make it available to the Secured Party at a place designated by the Secured Party that is reasonably convenient to both parties. The Secured Party's acceptance of partial or delinquent payments or failure of the Secured Party to exercise any right or remedy at any time shall not waive any obligation of any Debtor or Obligor, or any right or remedy of the Secured Party, or modify this agreement, or waive any other similar default.



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(D)  Expenses.

     In the event that the Debtor fails to comply with the provisions of the Loan Documents or this Security Agreement, such that the validity, perfection or rank of any security interest is thereby diminished or put at risk, the Secured Party (i) may deliver written notice of such non-compliance to the Debtor requesting that it cure such non-compliance, and (ii) if within ten business days after delivery of such notice the Debtor has failed to cure such non-compliance, the Secured Party may, but shall not be required to, effect such compliance on behalf of the Debtor, and the Debtor shall reimburse the Secured Party for the reasonable costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral to the extent the same may reasonably be requested by the Secured Party from time to time, or in respect of the sale or other disposition thereof, shall be borne and paid by the Debtor; and if the Debtor fails to promptly pay any portion thereof when due, the Secured Party may, at their option, but shall not be required to, pay the same and charge the Debtor's account therefor, and the Debtor agrees to reimburse the Secured Party therefor on demand. All reasonable sums so paid or incurred by the Secured Party for any of the foregoing and any and all other sums for which the Debtor may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) reasonably incurred by the Secured Party in enforcing or protecting the security interests or any of their rights or remedies under this Security Agreement, shall, together with interest thereon for each day from the date demanded until paid at the rate of 8% per annum, be obligations secured by this Security Agreement.

(E)  Subordination.

     Secured Party hereby agrees that in connection with Debtor's entering into any credit facility or finance arrangement with a financial institution for purposes of obtaining working capital and other general corporate financing, Secured Party shall execute and deliver to such financial institution a subordination agreement subordinating in favor of such financial institution its rights to payment of any indebtedness owed by Debtor to Secured Party and all security interests which Debtor has then granted to Secured Party. Secured Party further agrees to execute and deliver to such financial institution such other documents as such financial institution may reasonably request in order to implement such subordination agreement.

(F)  General Provisions.

     1. On transfer of all or any part of the Indebtedness, as permitted by the Loan Document, Secured Party may transfer all or any part of the Security Interest securing such Indebtedness. This agreement benefits the Secured Party's successors and assigns and binds Debtor's successors and assigns. Time is of the essence. This agreement and supplementary schedules hereto contain the entire security agreement between the Secured Party and Debtor. Debtor will execute any additional agreements, assignments or documents which the Secured Party reasonably may reasonably request to effectuate this agreement or perfect any rights or interests of Secured Party hereunder. This agreement shall be governed by, and construed in accordance with, the laws of the State of Washington.

     2. Beyond the exercise of reasonable care in the custody thereof, the Secured Party shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Secured Party shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Secured Party in good faith; provided, however, nothing in this Section shall be deemed to prejudice any rights of the Debtor against such warehouseman, carrier, forwarding agency, consignee or other agent or bailee.

     3. Neither this Security Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Debtor and the Secured Party.



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     4. All notices, approvals, requests, demands and other communications shall be given in accordance with the Loan Documents.

     5. Upon the repayment in full of the Indebtedness, this Security Agreement shall terminate and all rights to the Collateral shall revert to the Debtor.

     6. Captions, titles and section and paragraph divisions and arrangements in this agreement and in any instruments and documents heretofore or hereafter made or executed are for convenience and for reference only, and shall not affect the meaning, interpretation or construction thereof. Whenever the context so requires, any gender shall include all other genders, and the singular number shall include the plural.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.


Dated this 30th day of June, 2002

                                    CONNECTRIA CORPORATION

                                    By:     /s/ Richard S. Waidmann
                                            -----------------------------------
                                    Name:   Richard S. Waidmann
                                            -----------------------------------
                                    Its:    President
                                            -----------------------------------




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                                    EXHIBIT A

                                PROPERTY SCHEDULE


Description of Collateral:

     All Debtor's right, title and interest in and to the following:

     (a) All inventory now owned or hereafter at any time acquired by Debtor which is held for sale or lease, or is furnished or to be furnished under contracts of service, or is held as raw materials, work in process, or materials used or consumed or to be used or consumed in Debtor's business, and all manufacturing and processing rights, patents, patent rights, licenses, trademarks, trade names, domain names, royalties and copyrights in connection therewith to the extent that such rights may be assigned to the Secured Party including without limiting the generality of the foregoing, all documents of title now existing or hereafter at any time acquired by Debtor and covering goods of any type or kind hereinabove described;

     (b) All accounts (rights to payment for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of sold or leased, or for services rendered or for services rendered or to be rendered, or for a secondary obligation incurred or to be incurred) of Debtor now existing or hereafter at any time acquired;

     (c) All general intangibles, including without limitation payment intangibles and other rights of Debtor to the payment of money no matter how evidenced, rights to tax refunds, and all chattel paper, investment property, documents, letters of credit and letter of credit rights, instruments and other writings evidencing such right now existing or hereafter at any time, and all commercial tort claims, and all contracts (rights to payment under a contract for the sale or lease of goods or the furnishing of services, which rights have not been earned by performance) and contract rights of Debtor now existing or hereafter at any time arising;

     (d) All equipment, and all accessions thereto;

     (e) All now existing and hereafter acquired books and records relating to the foregoing collateral and all equipment containing such books and records; and

     (f) All proceeds of the foregoing collateral (including, without limitation proceeds which constitute property of the types described in clauses (a) through
(e) above), and including proceeds of insurance, products thereof and any property which Debtor may receive on account thereof . "Proceeds" includes whatever is acquired upon the sale, lease, licenses, exchange or other disposition of collateral or proceeds, whether such disposition is voluntary or involuntary, whatever is collected on, or distributed on account of, collateral, rights arising out of collateral, claims arising out of the loss, nonconformity or interference with the use of, defects or infringements of rights in, or damage to, collateral and insurance payable (whether or not the Secured Party is the loss payee thereof) by reason of the loss or nonconformity of, defects or infringement of rights in, or damage to, the collateral or otherwise with respect to any of the foregoing.




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